UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 30, 2014

Multimedia Games Holding Company, Inc.
(Exact name of Registrant as Specified in its Charter)

 000-28318
(Commission File Number)

Texas	74-2611034
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

206 Wild Basin Road South, Bldg. B Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 334-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2014, the Board of Directors (the "Board") of Multimedia Games Holding Company, Inc. (the “Company”) adopted the Seventh Amended and Restated Bylaws of the Company (the “Bylaws”). The Bylaws were amended to accommodate a promotion and title change on November 13, 2013. The Bylaws became effective immediately upon its adoption. The following amendments were made to the Bylaws:

•	Section 2.03 was amended to add “the Chief Executive Officer” and thereby provide that the Chief Executive Officer may call special meetings of the shareholders; and

•	Section 3.09 was amended to replace “President” with “Chief Executive Officer” and thereby provide that the Chief Executive Officer may call special meetings of the Board.
As a result of these changes, the Chief Executive Officer remains authorized to call special meetings.  No other amendments were made.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Shareholders of the Company was held on January 30, 2014. The following are the voting results of the matters voted upon at the meeting, including the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters.
1. Election of Directors:

	For	Against	Abstain	Broker non-vote
Stephen J. Greathouse	23,281,912	29,561	242,030	3,336,293
Stephen P. Ives	23,284,290	27,358	241,855	3,336,293
Neil E. Jenkins	23,278,543	32,930	242,030	3,336,293
Michael J. Maples, Sr.	23,278,098	33,550	241,855	3,336,293
Justin A. Orlando	23,278,649	32,999	241,855	3,336,293
Patrick J. Ramsey	23,281,708	29,940	241,855	3,336,293
Robert D. Repass	22,884,060	427,588	241,855	3,336,293
2. Advisory vote concerning executive compensation:

For	Against	Abstain	Broker non-vote
23,155,972	61,987	335,544	3,336,293

 3. Ratification of appointment of BDO USA, LLP as our independent registered public accountants for fiscal year 2014:

For	Against	Abstain
26,089,339	439,128	361,329

Pursuant to the foregoing votes, the seven nominees listed above were elected to serve on the Company's Board of Directors, and proposals 2 and 3 were approved.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Seventh Amended and Restated Bylaws of Multimedia Games Holding Company, Inc.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIMEDIA GAMES HOLDING COMPANY, INC.

Dated: February 3, 2014	By:	/s/ Todd F. McTavish
Todd F. McTavish
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Seventh Amended and Restated Bylaws of Multimedia Games Holding Company, Inc.